SUPPLEMENT DATED SEPTEMBER 4, 2003

TO

PROSPECTUSES DATED MAY 1, 2003

FOR

MFS REGATTA GOLD

MFS REGATTA PLATINUM

MFS REGATTA CLASSIC

MFS REGATTA EXTRA

MFS REGATTA CHOICE

MFS REGATTA ACCESS

MFS REGATTA FLEX FOUR

MFS REGATTA CHOICE II

AND

MFS REGATTA FLEX II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Pursuant to shareholder votes, the following Funds will be liquidated effective as of the close of business on September 5, 2003:
MFS/Sun Life Series Trust Global Asset Allocation ("Global Asset Allocation ")
MFS/Sun Life Series Trust Global Telecommunications ("Global Telecommunications ")

Effective September 5, 2003, all references to these Funds will be removed from all of the above-listed prospectuses.

For more information about these mergers, please refer to the MFS/Sun Life Series Trust prospectus and related supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.